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                                                                 Exhibit e(1)(h)

                                 AMENDMENT NO. 7
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
    (CLASS A SHARES, CLASS C SHARES, CLASS R AND INSTITUTIONAL CLASS SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

      The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Equity Funds, a Delaware statutory trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:


      1.    The following paragraph is added at the end of Section FOURTH: (A):

            "The public offering price of the Investor Class shares of the Trust shall be the net asset value per share. Net asset value per share shall be determined in accordance with the provisions of the then current Investor Class shares' prospectus and statement of additional information."

      2. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS


      CLASS A SHARES

      AIM Aggressive Growth Fund
      AIM Basic Value II Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Core Strategies Fund
      AIM Dent Demographic Trends Fund
      AIM Diversified Dividend Fund
      AIM Emerging Growth Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM U.S. Growth Fund AIM Weingarten Fund

      CLASS C SHARES

      AIM Aggressive Growth Fund
      AIM Basic Value II Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Core Strategies Fund
      AIM Dent Demographic Trends Fund
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      AIM Diversified Dividend Fund
      AIM Emerging Growth Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM U.S. Growth Fund
      AIM Weingarten Fund

      CLASS R SHARES

      AIM Aggressive Growth Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund
      AIM Mid Cap Growth Fund
      AIM Weingarten Fund

      INSTITUTIONAL CLASS SHARES

      AIM Aggressive Growth Fund
      AIM Blue Chip Fund
      AIM Capital Development Fund
      AIM Charter Fund
      AIM Constellation Fund
      AIM Weingarten Fund

      INVESTOR CLASS SHARES

      AIM Blue Chip Fund
      AIM Large Cap Basic Value Fund
      AIM Large Cap Growth Fund"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  ____________, 2003
                                              AIM EQUITY FUNDS


Attest:                                       By
         -------------------------                   -------------------------
         Assistant Secretary                         President

                                              A I M DISTRIBUTORS, INC.


Attest:                                       By:
         -------------------------                   -------------------------
         Assistant Secretary                         President

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